Investor Presentation March 2020 Exhibit 99.1

Disclaimer Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on our behalf. The information offered in this presentation may contain forward-looking statements that reflect our current views with respect to future events and financial performance. Actual results may vary significantly from the Corporation’s expectations based on a number of risks and uncertainties, including but not limited to the following: cyclical demand for products and economic downturns may reduce demand for the Corporation’s products; excess global capacity in the steel industry could lower prices for the Corporation’s products; economic or other factors may reduce the level of the Corporation’s export sales; the Corporation’s profitability could be reduced by increases in commodity prices or shortages of key production materials; a work stoppage or similar industrial action could disrupt the Corporation’s operations; restructuring activities of the Corporation may generate greater expenses or losses than currently anticipated; and the other risks described under the heading “Risk Factors” in the Corporation’s Annual Report on Form 10-K and other reports required to be filed by the Corporation under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. The Corporation cannot guarantee any future results, levels of activity, performance or achievements. Except as required by applicable law, the Corporation assumes no obligation, and disclaims any obligation, to update forward-looking statements whether as a result of new information, events or otherwise. Ampco-Pittsburgh Investor Presentation

Non-GAAP Financial Measures The Corporation presents certain non-GAAP financial measures, including adjusted income (loss) from continuing operations and adjusted EBITDA, as supplemental financials measure to GAAP financial measures regarding the Corporation’s operational performance. These non-GAAP financial measures exclude certain unusual items affecting comparability, as described more fully in the footnotes to the attached non-GAAP financial measures reconciliation schedules, which reconcile to the most directly comparable GAAP financial measure. The Corporation has presented non-GAAP adjusted income (loss) from continuing operations because it is a key measure used by the Corporation’s management and Board of Directors to understand and evaluate the Corporation’s operating performance and to develop operational goals for managing the business. Management believes this non-GAAP financial measure provides useful information to investors and others in understanding and evaluating the operating results of the Corporation, enhancing the overall understanding of the Corporation’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by management in its financial and operational decision-making. Non-GAAP adjusted income (loss) from continuing operations should be used only as a supplement to GAAP information, in conjunction with the Corporation’s consolidated financial statements prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are limitations related to the use of non-GAAP adjusted income (loss) from continuing operations rather than GAAP income (loss) from continuing operations. Among other things, the Excess Costs of Avonmore, which are excluded from the non-GAAP financial measure, necessarily reflect judgments made by management in allocating manufacturing and operating costs between Avonmore and the Corporation’s other operations and in anticipating how the Corporation will conduct business following the sale of Avonmore, which was completed on September 30, 2019. The Corporation presents non-GAAP adjusted EBITDA, defined as net (loss) income attributable to Ampco-Pittsburgh (which is the most directly comparable GAAP measure), with other (income) expense including interest expense, income tax provision (benefit), depreciation and amortization expense and other certain unusual items, as footnoted, added back. Management believes that adjusted EBITDA is widely used as a measure of operating performance and is a useful indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for net (loss) income, income (loss) from continuing operations, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Ampco-Pittsburgh Investor Presentation

Ampco-Pittsburgh Corporation A manufacturer of highly engineered, high-performance specialty metal products and customized equipment utilized by industry throughout the world. Ampco-Pittsburgh Investor Presentation Forged and Cast Engineered Products Creates forged and cast hardened steel rolls used in rolling mills by producers of steel, aluminum and other metals. Produces ingot and forged engineered products used in industries such as oil & gas, power generation, aerospace, general industrial, and the aluminum and plastic extrusion industries. Air and Liquid Processing Operates multiple companies that produce products such as heat exchange coils, customer-designed air handling systems, and centrifugal pumps used in a variety of end markets. Headquarters: Carnegie, PA, U.S. Founded in 1929 NYSE: AP 2019 Total Revenue: $397.9M (from Continuing Operations) Market Capitalization: $38M (as of 2/20/2020) Total Debt: $70.9M (as of 12/31/2019)

Ampco-Pittsburgh Corporation Ampco-Pittsburgh Investor Presentation 2019 Revenue* $305.6M $92.3M 2018 Revenue* $329.5M $89.9M 2017 Revenue* $297.3M $87.9M * From Continuing Operations

Ampco-Pittsburgh Global Footprint Ampco-Pittsburgh Investor Presentation Valparaiso, IN Austintown, OH Erie, PA Carnegie, PA Burgettstown, PA Lynchburg, VA North Tonawanda, NY Amherst, VA Gateshead, England Åkers Styckebruk, Sweden Ravne na Koroškem, Slovenia Taiyuan, China Xinjian Town Yixing, China Maanshan, China Locations Manufacturing Sales Coverage

Forged and Cast Engineered Products Ampco-Pittsburgh Investor Presentation $306M 2019 NET SALES* A world-leading manufacturer of cast and forged steel rolls used in rolling mills by producers of steel, aluminum, and other metals Produces ingot and forged engineered products used in industries such as oil & gas, power generation, aerospace, general industrial, and the aluminum and plastic extrusion industries Global Footprint Manufacturing Facilities: 5 in U.S., 3 in Europe, 3 JV’s in China Global sales network Key Customers: ArcelorMittal, U.S. Steel, Tata Steel, Ternium, AK Steel * From Continuing Operations

Rolling Mill Manufacturing Process Ampco-Pittsburgh Investor Presentation Average Roll Life: Back-up Roll - 10-20 years Work Roll - 6-12 months Roll Sizes: Back-up rolls are 2-3x larger than work rolls Back-up rolls - 30-40 MT Work rolls - 10-20 MT Global Roll Demand* ~ $2B annually 2/3 cast rolls 1/3 forged rolls Over 3,900 rolling mills * Based on 2019 UES Marketing and Sales estimates Union Electric Steel services more than 50% of the world’s rolling mills*

Top 20 Steel Producing Countries 2018 (Mt) Ampco-Pittsburgh Investor Presentation Source: World Steel Association From 2010 to 2018 world crude steel production has grown ~28%, from 1,413 Mt to 1,808 Mt The number of rolling mills being built worldwide is increasing Union Electric Steel has a global presence in 18 of the top 20 steel producing countries We remain the world’s largest non-government-owned roll manufacturing business Despite many roll shops going out business, UES remains a trusted supply to the industry

Short-Term Outlook Steel Demand, Finished Steel Ampco-Pittsburgh Investor Presentation Source: World Steel Association 2019: 3.9% China: 7.8% - Due to strong real estate sector ROW: 0.2% - Slow due to uncertainty, trade tensions, geopolitical issues; contraction in manufacturing; construction maintaining 2020: 1.7% China: 1.0% - Due to unresolved trade tensions and slowing economy ROW: 2.5% - Driven by 4.1% growth in emerging and developing economies excluding China Mt = million tonnes YOY growth rate expressed in %

Sales and technical support representatives provide unique advantage in understanding customer’s specific needs, material requirements, and technical specifications Global manufacturing, sales, and technical support footprint Heat-treatment process and method capabilities located in-house Back-integrated melt shop supports our ability to customize material composition Ability to offer broader range of roll sizes and open-die forgings Union Electric Differentiators Ampco-Pittsburgh Investor Presentation

Key Rolling Mill Customers Ampco-Pittsburgh Investor Presentation DIVERSIFIED BASE OF GLOBALLY RECOGNIZABLE CUSTOMERS

Diversification into Open-Die Forging Market Ampco-Pittsburgh Investor Presentation The demand for open-die forgings is expected to grow at a CAGR of 4.8% from 2017 to 2020 with the strongest growth coming from the U.S. Manufacturing requirements for open-die forge market are a strong match for our manufacturing assets Open-die forgings are used in a variety of industries: Source: SMR Premium GmbH

Air and Liquid Processing Ampco-Pittsburgh Investor Presentation $92M 2019 NET SALES Aerofin: Produces custom engineered tube heat exchange coils and heat transfer products used in industries such as nuclear power, industrial process and HVAC Buffalo Air Handling: Produces large custom air handling systems used in commercial, institutional and industrial buildings Buffalo Pumps: Manufactures a line of centrifugal pumps for refrigeration, power generation, and marine defense

Air and Liquid Processing Differentiators Ampco-Pittsburgh Investor Presentation Highly-engineered and known to be the industry leader for highest quality and dependability in critical applications Capabilities to reproduce parts that were originally manufactured 40-50 years ago, often superior to the originals More than 100 years of application engineering expertise Reliability of installation and performance in extreme applications Ability to serve a wide range of markets requiring technological precision Has one of the broadest ranges of capabilities in the industry, allowing for endless possibilities in the design and manufacturing of heat transfer products Air and Liquid Processing businesses are known for reliability in installation and performance.

Turnaround Strategy is working! Ampco-Pittsburgh Investor Presentation Divesting non-core assets Specialized parts and service provider to North American rolling mills, Vertical Seal Canadian specialty steel operations, ASW Steel North American cast roll operations, Akers National Roll Develop and diversify non-roll, open-die forged business Focus on increasing operating cash flow to make investments in capital improvements to increase productivity and improve margins New Leadership Brett McBrayer introduced as new CEO in July 2018 with a focus on operational improvements, reducing complexity, and rightsizing the business for future growth and profitability Sam Lyon appointed Segment President with new plan to reduce costs, streamline operations, and improve product mix Cost Reduction Expect ~$3-4M operating cost reduction in the European cast roll operations in 2020 Target to reduce corporate expenses by 10-15% in 2020 vs. 2019

Consolidated Financial Trend Improvement ($MM’s) Ampco-Pittsburgh Investor Presentation * See non-GAAP Reconciliation Schedule in the Appendix

Consolidated Financial Quarterly Trend ($MM’s) Ampco-Pittsburgh Investor Presentation * See non-GAAP Reconciliation Schedule in the Appendix Improved operating performance despite decline in oil & gas demand

2-3 Year Growth Initiatives Ampco-Pittsburgh Investor Presentation Diversifying product offerings in open-die forged products Target to increase CapEx from ~$15M to ~$25M annually to increase automated processes and modernization resulting in higher margins Increase sales and productivity in the Air and Liquid Processing business Goal is to grow gross profit margins from 16% in 2018 to greater than 20% by 2022

Thank You ampcopgh.com March 26, 2020 Ampco-Pittsburgh Investor Presentation

Ampco-Pittsburgh Investor Presentation Appendix

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation

Non-GAAP Reconciliation Footnotes Ampco-Pittsburgh Investor Presentation